UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: November 30, 2018

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2018 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 98.8% of net assets

Australia 4.3%
Dexus	273,894	2,100,859
Goodman Group	530,050	3,983,157
Mirvac Group	2,724,469	4,375,988
Scentre Group	464,503	1,327,901
Stockland	71,634	191,039
		11,978,944

Austria 0.3%
Atrium European Real Estate Ltd. *	87,940	339,489
CA Immobilien Anlagen AG	12,768	410,512
		750,001

Brazil 0.9%
Construtora Tenda S.A. *	328,644	2,613,345

Canada 3.3%
Dream Global Real Estate Investment Trust	211,543	2,144,646
H&R Real Estate Investment Trust	56,200	889,962
Killam Apartment Real Estate Investment Trust	300,200	3,721,292
Morguard Real Estate Investment Trust	15,100	127,969
Northview Apartment Real Estate Investment Trust	73,622	1,460,637
RioCan Real Estate Investment Trust	45,200	841,302
		9,185,808

Finland 0.1%
Kojamo Oyj *	34,287	359,244

France 1.3%
Klepierre S.A.	114,332	3,748,430

Germany 3.4%
Deutsche Wohnen SE	126,312	6,069,659
DIC Asset AG	134,690	1,474,643
Vonovia SE	40,212	1,955,031
		9,499,333

Hong Kong 12.0%
Champion REIT	2,617,726	1,823,092
China Overseas Property Holdings Ltd.	295,000	84,668
China SCE Group Holdings Ltd.	10,796,047	3,882,902
CK Asset Holdings Ltd.	1,062,420	7,673,804
Hysan Development Co., Ltd.	336,000	1,610,158
Kerry Properties Ltd.	1,496,368	5,157,789
Longfor Group Holdings Ltd.	1,920,698	5,443,466
Security	Number of Shares	Value ($)
Poly Property Group Co., Ltd.	4,626,000	1,580,805
Road King Infrastructure Ltd.	888,000	1,514,869
Shimao Property Holdings Ltd.	670,500	1,669,691
Sunac China Holdings Ltd.	64,639	216,946
Wharf Real Estate Investment Co., Ltd.	109,000	657,408
Yuexiu Real Estate Investment Trust	109,000	69,600
Yuzhou Properties Co., Ltd.	4,566,399	2,014,845
		33,400,043

Italy 0.6%
Immobiliare Grande Distribuzione SIIQ S.p.A.	261,181	1,769,072

Japan 9.8%
Aeon Mall Co., Ltd.	14,914	268,589
AEON REIT Investment Corp.	2,566	2,868,963
Daiwa House Industry Co., Ltd.	67,741	2,139,717
Daiwa Office Investment Corp.	240	1,484,962
Heiwa Real Estate Co., Ltd.	51,900	888,685
Heiwa Real Estate REIT, Inc.	2,755	2,829,184
Invincible Investment Corp.	7,557	3,139,136
Japan Excellent, Inc.	2,023	2,773,631
Kenedix Office Investment Corp.	218	1,432,617
Mitsubishi Estate Co., Ltd.	371,852	5,968,834
Mitsui Fudosan Co., Ltd.	21,506	515,519
Mori Trust Sogo REIT, Inc.	1,809	2,624,272
Nomura Real Estate Master Fund, Inc.	252	336,731
Sumitomo Realty & Development Co., Ltd.	3,417	126,839
		27,397,679

Luxembourg 1.3%
ADO Properties S.A.	11,882	647,160
Aroundtown S.A.	353,246	3,030,042
		3,677,202

Malaysia 0.1%
YTL Hospitality REIT	1,061,162	296,704

Mexico 0.7%
Concentradora Fibra Danhos S.A. de C.V.	464,674	548,374
Macquarie Mexico Real Estate Management S.A. de C.V. *	966,219	844,989
PLA Administradora Industrial S de RL de C.V.	275,013	351,844
Prologis Property Mexico S.A. de C.V.	109,798	178,881
		1,924,088

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Netherlands 0.6%
NSI N.V.	31,058	1,262,272
Unibail-Rodamco-Westfield	1,623	278,990
		1,541,262

Norway 0.3%
Entra A.S.A.	52,053	685,898

Philippines 0.0%
Filinvest Land, Inc.	1,785,000	49,325
Megaworld Corp.	136,000	11,710
		61,035

Singapore 3.8%
CapitaLand Ltd.	2,286,796	5,217,409
ESR-REIT	1,720,300	622,402
Ho Bee Land Ltd.	60,200	106,680
Mapletree Commercial Trust	2,217,800	2,687,419
Mapletree North Asia Commercial Trust	1,715,300	1,415,014
UOL Group Ltd.	152,904	683,751
		10,732,675

Sweden 2.8%
Castellum AB	55,480	972,911
Dios Fastigheter AB	16,701	104,088
Fastighets AB Balder, B Shares *	58,298	1,611,653
Hemfosa Fastigheter AB	94,247	745,731
Kungsleden AB	83,307	579,373
Nyfosa AB *	121,589	568,969
Wihlborgs Fastigheter AB	290,942	3,323,155
		7,905,880

United Arab Emirates 0.4%
Aldar Properties PJSC	2,387,418	1,041,218

United Kingdom 4.7%
Grainger plc	217,335	703,155
Great Portland Estates plc	575,316	5,102,343
Hansteen Holdings plc	157,145	187,227
Land Securities Group plc	500,280	5,201,987
Regional REIT Ltd.	274,396	345,803
The British Land Co., plc	73,309	528,553
The Unite Group plc	106,441	1,132,306
		13,201,374

United States 48.1%
American Assets Trust, Inc.	7,000	291,340
American Tower Corp.	28,123	4,625,952
Americold Realty Trust	36,796	986,133
Apartment Investment & Management Co., Class A	23,666	1,114,432
Armada Hoffler Properties, Inc.	215,958	3,284,721
Ashford Hospitality Trust, Inc.	101,706	503,445
AvalonBay Communities, Inc.	5,168	984,866
Braemar Hotels & Resorts, Inc.	194,854	1,851,113
Brixmor Property Group, Inc.	34,455	568,508
Brookfield Property REIT, Inc., Class A	129,328	2,329,197
Camden Property Trust	32,772	3,118,584
Cedar Realty Trust, Inc.	337,086	1,210,139
City Office REIT, Inc.	98,210	1,074,417
CoreSite Realty Corp.	32,553	3,172,615
Security	Number of Shares	Value ($)
CubeSmart	50,487	1,572,165
Douglas Emmett, Inc.	18,900	697,788
EastGroup Properties, Inc.	4,000	400,080
Equinix, Inc.	1,435	552,877
Equity LifeStyle Properties, Inc.	61,647	6,135,726
Equity Residential	17,433	1,242,101
Essex Property Trust, Inc.	21,976	5,768,920
Extra Space Storage, Inc.	9,759	936,669
Gaming & Leisure Properties, Inc.	25,200	867,636
Gladstone Commercial Corp.	191,232	3,660,180
HCP, Inc.	73,114	2,139,316
Host Hotels & Resorts, Inc.	209,747	3,985,193
Lexington Realty Trust	333,536	2,928,446
MedEquities Realty Trust, Inc.	142,900	977,436
Medical Properties Trust, Inc.	138,004	2,383,329
National Health Investors, Inc.	73,301	5,716,012
National Storage Affiliates Trust	73,176	2,046,733
New Senior Investment Group, Inc.	84,700	449,757
One Liberty Properties, Inc.	62,500	1,651,250
Paramount Group, Inc.	343,090	4,895,894
Prologis, Inc.	118,417	7,974,201
Retail Properties of America, Inc., Class A	463,015	5,829,359
Ryman Hospitality Properties, Inc.	35,464	2,628,237
Senior Housing Properties Trust	347,577	4,782,660
Simon Property Group, Inc.	62,944	11,688,071
SL Green Realty Corp.	38,311	3,693,947
Spirit Realty Capital, Inc.	742,426	5,508,801
STAG Industrial, Inc.	84,207	2,255,906
STORE Capital Corp.	68,347	2,047,676
Sun Communities, Inc.	45,654	4,752,581
Tier REIT, Inc.	226,058	5,321,405
UDR, Inc.	12,831	546,857
Urstadt Biddle Properties, Inc., Class A	13,200	271,656
Ventas, Inc.	758	48,125
Vornado Realty Trust	18,745	1,348,890
Xenia Hotels & Resorts, Inc.	88,081	1,789,806
		134,611,148
Total Common Stock
(Cost $273,204,500)		276,380,383
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.9% of net assets

Time Deposits 0.9%
Brown Brothers Harriman
Australian Dollar
0.75%, 12/03/18 (a)	10,390	7,594
Canadian Dollar
0.83%, 12/03/18 (a)	5,494	4,135
Hong Kong Dollar
0.79%, 12/03/18 (a)	50,820	6,496
Sumitomo Mitsui Banking Corp.
U.S. Dollar
1.54%, 12/03/18 (a)	2,317,331	2,317,331
The Hongkong and Shanghai Banking Corp.
Singapore Dollar
0.82%, 12/03/18 (a)	45,310	33,027
Total Short-Term Investments
(Cost $2,368,583)		2,368,583

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

	Number of Contracts	Notional Value ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/21/18	3	413,745	(22,962)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

REIT –	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of November 30, 2018:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$152,691,428	$—	$—	$152,691,428
Australia	—	11,978,944	—	11,978,944
Finland	—	359,244	—	359,244
France	—	3,748,430	—	3,748,430
Germany	—	9,499,333	—	9,499,333
Hong Kong	—	33,400,043	—	33,400,043
Japan	—	27,397,679	—	27,397,679
Luxembourg	—	3,677,202	—	3,677,202
Norway	—	685,898	—	685,898
Philippines	—	61,035	—	61,035
Singapore	—	10,732,675	—	10,732,675
Sweden	568,969	7,336,911	—	7,905,880
United Arab Emirates	—	1,041,218	—	1,041,218
United Kingdom	533,030	12,668,344	—	13,201,374
Short-Term Investments[1]	—	2,368,583	—	2,368,583
Liabilities
Futures Contracts[2]	(22,962)	—	—	(22,962)
Total	$153,770,465	$124,955,539	$—	$278,726,004
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)

•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025NOV18

Item 2. Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: January 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: January 14, 2019

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: January 14, 2019